FIRST INVESTORS LIFE
VARIABLE ANNUITY
FUND C

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Individual Variable
Annuity Contracts
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Prospectus

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May 1, 1995

[LOGO]  First Investors

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST  INVESTORS  LIFE  INSURANCE  COMPANY
95 Wall Street, New York, New York 10005/(212) 858-8200

     This Prospectus describes the Variable Annuity Contracts (the "Contracts") offered by First Investors Life Insurance Company ("First Investors Life") for
(a) nonqualified retirement programs and deferred compensation plans and (b) the following retirement plans qualified for special tax treatment under the Internal Revenue Code of 1986, as amended: (1) individual retirement annuities and (2) qualified corporate employee pension and profit-sharing plans. The Contracts offered are deferred annuity contracts under which annuity payments will begin on a selected future date. A PENALTY MAY BE ASSESSED ON EARLY WITHDRAWALS (SEE "FEDERAL INCOME TAX STATUS"). THE CONTRACTS CONTAIN A 10-DAY REVOCATION RIGHT (SEE "VARIABLE ANNUITY CONTRACTS--TEN-DAY REVOCATION RIGHT"). The Contracts provide for the accumulation of values on a variable basis. Payment of annuity benefits will be on a variable basis, unless a fixed basis or a combination of variable and fixed bases is selected by the Contractowner. Unless otherwise stated, this Prospectus describes only the variable aspects of the Contracts. The Contracts contain information on the fixed aspects.

     Contractowners' purchase payments less certain deductions ("net purchase payments") are paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). A Contractowner elects to have his or her net purchase payments paid into any one or more of the ten subaccounts of Separate Account C (the "Subaccounts"). The assets of each Subaccount are invested at net asset value in shares of the related series (the "Series") of First Investors Life Series Fund (the "Fund"), an open-end, diversified management investment company.

     This Prospectus sets forth the information about Separate Account C that a prospective investor should know before investing and should be kept for future reference. A Statement of Additional Information, dated May 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference in its entirety. (See page 20 of this Prospectus for the Table of
Contents of the Statement of Additional Information.) The Statement of Additional Information is available at no charge upon request to First Investors Life at the address or telephone number indicated above.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                    BY THE SECURITIES AND EXCHANGE COMMISSION
            OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
         OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
                 PROSPECTUS OF FIRST INVESTORS LIFE SERIES FUND.

                   The date of this Prospectus is May 1, 1995

                            GLOSSARY OF SPECIAL TERMS


     ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

     ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

     ACCUMULATION UNIT - A unit used to measure the value of a Contractowner's interest in a Subaccount of Separate Account C prior to the Annuity Commencement Date.

     ADDITIONAL PAYMENT - A purchase payment made to First Investors Life after issuance of a deferred annuity.

     ANNUITANT - The person designated to receive or the person who is actually receiving annuity payments under a Contract.

     ANNUITY COMMENCEMENT DATE - The date on which annuity payments are to commence.

     ANNUITY UNIT - A unit used to determine the amount of each annuity payment after the first.

     BENEFICIARY - The person designated to receive any benefits under a Contract upon the death of the Annuitant in accordance with the terms of the Contract.

     CONTRACT - An individual variable annuity contract offered by this Prospectus.

     CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

     FIXED ANNUITY - An annuity with annuity payments which remain fixed as to dollar amount throughout the payment period.

     GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account C (or other segregated investment accounts of First Investors Life).

     JOINT ANNUITANT - The designated second person under joint and survivor life annuity.

     SEPARATE ACCOUNT C - The segregated investment account entitled "First Investors Life Variable Annuity Fund C," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.

     SINGLE PAYMENT - A one-time purchase payment made to First Investors Life to purchase an annuity.

     SUBACCOUNT - A segregated investment subaccount under Separate Account C which corresponds to a Series of the Fund. The assets of the Subaccount are invested in shares of the corresponding Series.

     VALUATION DATE - Any date on which the New York Stock Exchange is open for trading, and at such other times as the Directors of First Investors Life deem necessary or when there is a sufficient degree of trading in the Subaccounts' investments which may affect the Subaccounts' net asset value.

     VALUATION PERIOD - The period beginning on the date after any Valuation Date and ending on the next Valuation Date.

     VARIABLE ANNUITY - An annuity with annuity payments varying in amount in accordance with the net investment experience of the Subaccounts.

                                    FEE TABLE


     The following table has been prepared to assist the investor in understanding the various costs and expenses a Contractowner will directly or indirectly bear. The table reflects expenses of Separate Account C as well as the Fund. The Fee Table has been amended to reflect Fund expenses expected to be incurred in 1995.

CONTRACTOWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)...  7.00%

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and Expense Risk Fees............................ 1.00%

Total Separate Account Annual Expenses...................................  1.00%

FUND ANNUAL EXPENSES
(as a percentage of Series average net assets)

                                                                      TOTAL FUND
                                         MANAGEMENT      OTHER         OPERATING
                                           FEES(1)     EXPENSES(2)   EXPENSES(3)
                                           -------     -----------   -----------
Blue Chip Series.......................     0.75%         0.13%         0.88%
Cash Management Series.................     0.35+*        0.20+         0.55+
Discovery Series.......................     0.75          0.13          0.88
Government Series......................     0.75          0.15          0.90
Growth Series..........................     0.75          0.15          0.90
High Yield Series......................     0.75          0.13          0.88
International Securities Series........     0.75          0.20+         0.95+
Investment Grade Series................     0.75          0.17          0.92
Target Maturity Series.................     0.75          0.20+         0.95+
Utilities Income Series................     0.75          0.20          0.95


+ Net of waiver and/or reimbursement

(1) Management Fees have been restated for CASH MANAGEMENT SERIES, GOVERNMENT SERIES, INVESTMENT GRADE SERIES and UTILITIES INCOME SERIES. Otherwise, the maximum Management Fees that may be incurred by those Series for the fiscal year ending December 31, 1995 would be 0.75%. The Adviser will waive 0.40% in Management Fees for CASH MANAGEMENT SERIES for a minimum period ending December 31, 1995.

(2) Because of its limited operating history, Other Expenses have been estimated for TARGET MATURITY SERIES. The Adviser will reimburse Other Expenses for the TARGET MATURITY SERIES in excess of 0.20% for a minimum period ending December 31, 1995. If not reimbursed, Other Expenses for the TARGET MATURITY SERIES would be approximately 0.25%. Other Expenses have been restated for the CASH MANAGEMENT SERIES and the INTERNATIONAL SECURITIES SERIES. If not, Other Expenses would have been 0.29% for the CASH MANAGEMENT SERIES and 0.28% for INTERNATIONAL SECURITIES SERIES.

(3) If certain Management Fees or Other Expenses were not waived or reimbursed, Total Fund Operating Expenses would be 1.04% for CASH MANAGEMENT SERIES, 1.03% for INTERNATIONAL SECURITIES SERIES and approximately 1.00% for TARGET MATURITY SERIES.

     For more complete descriptions of the various costs and expenses shown, please refer to "Purchases, Deductions, Charges and Expenses." An administrative charge may be deducted if the Accumulated Value of a Deferred Annuity Contract is less than $1,500 (see "Administrative Charge"). In addition, premium taxes may be applicable (see "Other Charges").

EXAMPLE

If you surrender your Contract at the end of the applicable time period:

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                    1 YEAR    3 YEARS     5 YEARS      10 YEARS
                                    ------    -------     -------      --------
Blue Chip Series.................     $88       $125        $164         $275
Cash Management Series...........      85        116         149          242
Discovery Series.................      88        125         164          275
Government Series................      88        126         165          277
Growth Series....................      88        126         165          277
High Yield Series................      88        125         164          275
International Securities Series..      88        127         168          282
Investment Grade Series..........      88        120         166          279
Target Maturity Series...........      88        127         N/A          N/A
Utilities Income Series..........      88        127         168          282

     THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

     The following shows the accumulation unit values and the number of accumulation units outstanding for each Subaccount of Separate Account C as of the dates indicated from the dates when the accumulation unit value for each Subaccount was initially set at $10.00*:

                                                                                                                       NUMBER OF
                                                                                                 ACCUMULATION        ACCUMULATION
       SUBACCOUNT                                                          AS OF                  UNIT VALUE             UNITS
       ----------                                                    -----------------           -----------         -----------
Blue Chip Subaccount ..........................................      December 31, 1990           10.74931759           144,049.8
                                                                     December 31, 1991           13.42731580           561,758.4
                                                                     December 31, 1992           14.18287684         1,085,254.0
                                                                     December 31, 1993           15.23373431         1,529,348.1
                                                                     December 31, 1994           14.86290782         1,959,841.2

Cash Management Subaccount ....................................      December 31, 1990           10.07542807           571,856.9
                                                                     December 31, 1991           10.52748985           571,891.0
                                                                     December 31, 1992           10.73770189           437,185.0
                                                                     December 31, 1993           10.91847727           253,743.1
                                                                     December 31, 1994           11.21833852           235,919.5

Discovery Subaccount ..........................................      December 31, 1990           10.91349031             8,362.1
                                                                     December 31, 1991           16.53848277           130,585.7
                                                                     December 31, 1992           18.93150000           307,107.8
                                                                     December 31, 1993           22.89932001           563,070.0
                                                                     December 31, 1994           22.07727850           867,303.8

Government Subaccount .........................................      December 31, 1992           10.87670909           437,095.3
                                                                     December 31, 1993           11.44920392           674,512.1
                                                                     December 31, 1994           10.85941183           672,797.1

Growth Subaccount .............................................      December 31, 1990           10.75804081            24,176.8
                                                                     December 31, 1991           14.34498476           204,821.5
                                                                     December 31, 1992           15.59155937           567,241.7
                                                                     December 31, 1993           16.35977780           958,529.1
                                                                     December 31, 1994           15.73131059         1,347,003.7

High Yield Subaccount .........................................      December 31, 1990           10.00101048            69,585.9
                                                                     December 31, 1991           13.25243640           220,366.3
                                                                     December 31, 1992           14.86894995           279,777.4
                                                                     December 31, 1993           17.38280181           391,036.8
                                                                     December 31, 1994           16.93482626           513,297.7

International Securities Subaccount ...........................      December 31, 1990           10.26630533           118,091.2
                                                                     December 31, 1991           11.73276972           269,273.6
                                                                     December 31, 1992           11.46589494           463,523.6
                                                                     December 31, 1993           13.86795475           792,294.1
                                                                     December 31, 1994           13.55233761         1,383,676.5

Investment Grade Subaccount ...................................      December 31, 1992           10.77845214           395,839.5
                                                                     December 31, 1993           11.82065978           784,651.0
                                                                     December 31, 1994           11.28602521           923,445.3

Utilities Income Subaccount ...................................      December 31, 1993            9.92774964            45,091.7
                                                                     December 31, 1994            9.11659215           473,447.1

* The accumulation unit value for each Subaccount, other than the Government Subaccount, Investment Grade Subaccount and Utilities Income Subaccount, was set on October 16, 1990. The accumulation unit value for the Government Subaccount and Investment Grade Subaccount was set on January 7, 1992. The accumulation unit value for Utilities Income Subaccount was set on November 16, 1993.


                               GENERAL DESCRIPTION

     FIRST INVESTORS LIFE INSURANCE COMPANY. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or
"Adviser") and all of the outstanding stock of First Investors Corporation ("FIC" or "Underwriter") and the Transfer Agent. Mr. Glenn O. Head (and members of his family) and Mrs. Julie W. Grayson (as executrix of the estate of her deceased husband, David D. Grayson) are controlling persons of FICC and, therefore, jointly control the Adviser.

     SEPARATE ACCOUNT C. First Investors Life Variable Annuity Fund C, also known by its proprietary name, the "Tax Tamer" ("Separate Account C"), was established on December 21, 1989 under the provisions of the New York Insurance Law. The assets of Separate Account C are held separately from the assets of First Investors Life and are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account C is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"), but such registration does not involve any supervision of the management or investment practices or policies of Separate Account C.

     The assets of each Subaccount of Separate Account C are invested at net asset value in shares of the corresponding series (the "Series") of First Investors Life Series Fund (the "Fund"). For example, the Blue Chip Subaccount invests in the Blue Chip Series, the Government Subaccount invests in the Government Series, and so on. The Fund's Prospectus describes the risks attendant to an investment in each Series of the Fund.

     Income, gains and losses, whether or not realized, from assets allocated to the Subaccounts of Separate Account C are, in accordance with the applicable Contracts, credited to or charged against the Subaccounts of Separate Account C without regard to other income, gains or losses of First Investors Life. The obligations under the Contracts are obligations of First Investors Life.

     Any and all distributions received from a Series will be paid in shares of the distributing Series or if in cash, will be reinvested in shares of that Series at net asset value for the corresponding Subaccount. Accordingly, no cash distributions will be made to Contractowners. Deductions and redemptions from any Subaccount of Separate Account C may be effected by redeeming the number of applicable Series shares, at net asset value, necessary to satisfy the amount to be deducted or redeemed. Shares of the Series in the Subaccounts will be valued at their net asset values.

     Separate Account C is divided into the following Subaccounts, each of which corresponds to the following Series of the Fund:

SEPARATE ACCOUNT C SUBACCOUNT              FUND SERIES
-----------------------------              -----------

Blue Chip Subaccount                       Blue Chip Series
Cash Management Subaccount                 Cash Management Series
Discovery Subaccount                       Discovery Series
Government Subaccount                      Government Series
Growth Subaccount                          Growth Series
High Yield Subaccount                      High Yield Series
International Securities Subaccount        International Securities Series
Investment Grade Subaccount                Investment Grade Series
Target Maturity 2007 Subaccount            Target Maturity 2007 Series
Utilities Income Subaccount                Utilities Income Series

     Each Contractowner designates the Subaccount in which his or her purchase payment (less deductions) will be invested. That Subaccount in turn invests in the corresponding Series of the Fund as set forth above.

     First Investors Life reserves the right to invest the assets of Separate Account C in the shares of other investment companies or any other investment permitted by law. Such substitution would be made in accordance with the provisions of the 1940 Act.

     YOUR CHOICE OF INVESTMENT OBJECTIVE. When you purchase a Contract you decide to place your purchase payment (less deductions) and any additional purchase payments (less deductions) into at least one but not more than five of the Subaccounts of Separate Account C, provided the allocation to any one Subaccount is not less than 10% of the purchase payment (less deductions). Each Subaccount corresponds to a Series of the Fund. The investment objectives of each Series of the Fund is set forth below. There is no assurance that the investment objective of any Series of the Fund will be realized. Because each Series of the Fund is intended to serve a different investment objective, each is subject to varying degrees of financial and market risks. Twice during any Contract year, you may transfer part or all of your cash value from the Subaccounts you are in to other Subaccounts provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value of the Contract. The cash value of the Contract may increase or decrease depending on the investment performance of the Subaccounts selected.

     THE FUND. First Investors Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. The Fund consists of nine separate Series. The shares of the Series are not sold directly to the general public but are available only through the purchase of an annuity contract or a variable life insurance policy issued by First Investors Life.

     The investment objectives of each Series of the Fund are as follows:

     BLUE CHIP SERIES. The investment objective of Blue Chip Series is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of larger, well-capitalized companies with high potential earnings growth that have shown a history of dividend payments, commonly known as "Blue Chip" companies.

     CASH MANAGEMENT SERIES. The objective of Cash Management Series is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Series will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments. An investment in the Series is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share.

     DISCOVERY SERIES. The investment objective of Discovery Series is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

     GOVERNMENT SERIES. The investment objective of Government Series is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities.

     GROWTH SERIES. The investment objective of Growth Series is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

     HIGH YIELD SERIES. The primary objective of the High Yield Series is to seek to earn a high level of current income. Consistent with that objective, the Series will also seek growth of capital as a secondary objective. The High Yield Series seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities-Risk Factors" in the Fund's Prospectus.

     INTERNATIONAL SECURITIES SERIES. The primary objective of International Securities Series is to seek long-term capital growth. As a secondary objective, the Series seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

     INVESTMENT GRADE SERIES. The investment objective of the Investment Grade Series is to seek a maximum level of income consistent with investment in investment grade debt securities.

     TARGET MATURITY 2007 SERIES. The investment objective of the Target Maturity Series is to seek a predictable compounded investment return for investors who hold their Series' shares until the Series' maturity, consistent with the preservation of capital. The Series will seek its objective by investing, under normal market conditions, in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

     UTILITIES  INCOME  SERIES.  The primary  objective of the Utilities  Income
Series is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

     For more complete information about the Fund and each of the Series, including management fees and other expenses, see the Fund's Prospectus, which is attached to this Prospectus. It is important to read the Prospectus carefully before you decide to invest. No offer will be made of a variable annuity contract funded by the underlying mutual fund unless a current Fund Prospectus has been delivered.

     ADVISER. First Investors Management Company, Inc., an affiliate of First Investors Life, supervises and manages each Series' investments, supervises all aspects of each Series operations and, except for INTERNATIONAL SECURITIES SERIES and GROWTH SERIES, determines each Series' portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005.

     SUBADVISER. Wellington Management Company has been retained by the Adviser and the Fund, on behalf of INTERNATIONAL SECURITIES SERIES and GROWTH SERIES, as each of those Series' investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of INTERNATIONAL SECURITIES SERIES and GROWTH SERIES, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Series, a fee which is computed daily and paid monthly.

     WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts general partnership of which Robert W. Doran, Duncan M. McFarland and John B. Neff are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1994, WMC held discretionary investment authority with respect to approximately $80.0 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 110 registered investment companies or series of such companies, with net assets of approximately $58.3 billion as of December 31, 1994. WMC is not affiliated with the Adviser or any of its affiliates.

     UNDERWRITER. First Investors Life and Separate Account C have entered into an Underwriting Agreement with First Investors Corporation. FIC, 95 Wall Street, New York, New York 10005, is an affiliate of First Investors Life and of the Adviser. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

     VOTING RIGHTS. In accordance with its view of present applicable law, First Investors Life will vote the Series shares held in the Subaccounts at any Special Meeting of Shareholders of the Fund in accordance with instructions received from persons having the voting interest in the Subaccount. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result First Investors Life determines that it is permitted to vote the Series shares in its own right, it may elect to do so. The person having the voting interest shall be the Contractowner.

     Prior to the Annuity Commencement Date, the number of shares of each Series held in the corresponding Subaccount which is attributable to each Contractowner is determined by dividing the Subaccount Accumulated Value by the net asset value of one share of the corresponding Series. After the Annuity Commencement Date, the number of Series shares held in the corresponding Subaccount which is attributable to each Contract is determined by dividing the reserve held in such Subaccount for the variable annuity payment under such Contract by the net asset value of one share of the corresponding Series. As this reserve fluctuates, the number of votes fluctuates. The number of votes which a person has the right to cast will be determined as of the record date established by the Fund. Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Shares of the Series held in the Subaccounts as to which no timely instructions are received or are not otherwise attributable to Contractowners will be voted by First Investors Life in proportion to the voting instructions which are received with respect to all Contracts participating in such Subaccount. Each person having a voting interest in Separate Account C will be sent reports and other materials relating to the Fund.

                   PURCHASES, DEDUCTIONS, CHARGES AND EXPENSES

     PURCHASE PAYMENTS. Investors in Separate Account C will be purchasing Accumulation Units of a particular Subaccount only and not shares of the Series in which the Subaccount invests.

     The minimum purchase payment is $2,000 for a Deferred Variable Annuity Contract. Additional Payments under a Deferred Variable Annuity Contract in the minimum amount of $200 may be made at any time after the issuance of the Contract.

     Purchase payments will be credited to a Contractowner's Account on the date of receipt by First Investors Life of a completed application. In the event First Investors Life receives an incomplete application, all required information shall be provided not later than five business days following the receipt of such application or the purchase payment will be returned to the applicant at the end of such five-day period. Purchase payments, after deductions for sales expenses and any applicable premium taxes (see "Deductions from Purchase Payments"), will be allocated to the appropriate Subaccount or Subaccounts.

     DEDUCTIONS FROM PURCHASE PAYMENTS. First Investors Life or FIC, as the Underwriter, makes deductions, in accordance with the Deduction Table below, from the purchase payment for expenses in connection with sales functions relative to the Contracts. Reductions in sales charges are applicable to the total amount of the purchase payment. In addition, any Additional Payment made after the issuance of a Deferred Annuity Contract is subject to the sales charge applicable to the total amount of all purchase payments previously made plus the amount of the Additional Payment being made. The sales charge is intended to cover expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts and costs of preparation of sales literature.

                                 DEDUCTION TABLE

                                      SALES CHARGE AS % OF
                                   ---------------------------   CONCESSION TO
                                    OFFERING       NET AMOUNT   DEALERS AS % OF
     AMOUNT OF INVESTMENT             PRICE         INVESTED     OFFERING PRICE
-------------------------------    ----------      -----------  ----------------
Less than $25,000 ................    7.00%            7.53%         5.75%
$25,000 but under $50,000 ........    6.25             6.67          5.17
$50,000 but under $100,000 .......    4.75             4.99          3.93
$100,000 but under $250,000 ......    3.50             3.63          2.90
$250,000 but under $500,000 ......    2.50             2.56          2.19
$500,000 but under $1,000,000 ....    2.00             2.04          1.67
$1,000,000 or over ...............    1.50             1.52          1.24

----------
*   Assumes that no premium taxes have been deducted.

     Contracts may be purchased without sales charge by officers and full-time employees of First Investors Life or its affiliates, who have been employed for at least one year, and its agents who have been under contract for at least one year.

     EXCHANGE PRIVILEGE. Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") may exchange their Separate Account A Contracts for Separate Account C Contracts. The Accumulated Value of the Separate Account A Contract will be invested at net asset value in one or more Subaccounts of Separate Account C. Although there is no charge for this exchange,

Contractowners will be required to execute a change of contract form which, in part, states that First Investors Life deducts a daily charge equal to an annual rate of 1.00% of the daily net asset value of the Subaccounts as a charge for mortality and expense risk. This exchange privilege may be modified or terminated at any time by First Investors Life.

     MORTALITY AND EXPENSE RISK CHARGES. Although the amount of each variable annuity payment made to an Annuitant will vary in accordance with the investment performance of the Subaccounts, the amount will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. First Investors Life assumes this "mortality risk" by virtue of annuity rates incorporated in the Contracts which cannot be changed.

     The mortality risk assumed by First Investors Life arises from its obligation to continue to make fixed or variable annuity payments, determined in accordance with the annuity tables and other provisions of the Contracts, to each Annuitant regardless of how long that person lives and regardless of how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract, and relieves the Annuitant of the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement.

     In addition, First Investors Life assumes the risk that the charges for sales expenses may not be adequate to cover such expenses and assures that it will not increase the amount charged for sales expenses. In consideration for its assumption of these mortality and expense risks, First Investors Life deducts an amount equal on an annual basis to 1.00% of the daily net asset value of the Subaccounts. Of such charge, approximately 0.6% is for assuming the mortality risk and 0.4% is for assuming the expense risk.

     If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on First Investors Life; conversely, if the deduction proves more than sufficient, the excess will be a profit to First Investors Life. Any profits resulting to First Investors Life for over-estimates of the actual costs of the mortality and expense risks can be used by First Investors Life for any business purpose and will not remain in Separate Account C.

     ADMINISTRATIVE CHARGE. An administrative charge of $7.50 may be deducted annually by First Investors Life from the Accumulated Value of Deferred Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. These charges against Annuitant accounts are for the purpose of compensating First Investors Life for expenses involved in administering small dormant accounts. If the actual expenses exceed charges, First Investors Life will bear the loss.

     OTHER CHARGES. Some states assess premium taxes which presently range from 0% to 2.35% at the time Purchase Payments are made; others assess premium taxes at the time of surrender or when annuity payments begin. First Investors Life currently advances any premium taxes due at the time Purchase Payments are made and then deducts premium taxes from the Accumulated Value of the contract at the time of surrender, upon death of the annuitant or when annuity payments begin. First Investors Life, however, reserves the right to deduct premium taxes when incurred. See Appendix I for premium tax table.

     EXPENSES. The total expenses of Separate Account C for the fiscal year ended December 31, 1994 amounted to $1,077,119 or 1.02% of its average net assets. There are deductions from and expenses paid out of the assets of the Series that are described in the Fund's Prospectus.

                           VARIABLE ANNUITY CONTRACTS

     This Prospectus offers Individual Deferred Variable Annuity Contracts under which annuity payments will begin on a selected future date. The Individual Variable Annuity Contracts offered by this Prospectus are designed to provide lifetime annuity payments to Annuitants in accordance with the plan adopted by the Contractowner. The amount of annuity payments will vary with the investment performance of the Subaccounts. The Contracts obligate First Investors Life to make payments for the lifetime of the Annuitant in accordance with the annuity rates contained in the Contract, regardless of actual mortality experience (see "Annuity Period"). Upon the death of the Annuitant under a Contract before the Annuity Commencement Date, First Investors Life will pay a death benefit to the beneficiary designated by the Annuitant. For a discussion of the amount and manner of payment of this benefit, see "Death Benefit During the Accumulation Period."

     All or a portion of the Accumulated Value may be withdrawn during the Accumulation Period. For a discussion on withdrawals during the Accumulation
Period, see "Surrender and Termination (Redemption) During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Federal Income Tax Status." The exercise of contract rights herein described, including the right to make a withdrawal during the Accumulation Period, will be subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plans.

     First Investors Life reserves the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

     Contractowners with any inquiries concerning their account should write to First Investors Life Insurance Company at its Executive office, 95 Wall Street, New York, New York 10005.

DEFERRED VARIABLE ANNUITIES--ACCUMULATION PERIOD

     CREDITING ACCUMULATION UNITS. During the Accumulation Period, net purchase payments on Deferred Annuity Contracts, after deductions for sales expenses and any premium taxes, where applicable (see "Deductions from Purchase Payments"), are credited to the Contractowner's Account in the form of Accumulation Units. The number of Accumulation Units credited to a Contractowner for the Subaccounts is determined by dividing the net purchase payment by the value of an Accumulation Unit for the Subaccount for the Valuation Period during which the purchase payment is received at the Executive Office of First Investors Life or other designated office. The value of the Contractowner's Individual Account varies with the value of the assets of the Subaccounts. There is no assurance that the value of a Contractowner's Individual Account will equal or exceed purchase payments. The value of a Contractowner's Individual Account for a Valuation Period can be determined by multiplying the total number of Accumulation Units credited to the account for the Subaccount by the value of an Accumulation Unit for the Subaccount for the Valuation Period.

ANNUITY PERIOD

     COMMENCEMENT DATE. Annuity payments will begin on the Annuity Commencement Date selected by the Contractowner. Not later than 30 days prior to the Annuity Commencement Date, the Contractowner may elect in writing to advance or defer the Annuity Commencement Date. The Annuity Commencement Date may not be deferred beyond the first day of the calendar month following the Annuitant's 85th birthday. If no other date is elected, annuity payments will commence on the first day of the calendar month following the Annuitant's 85th birthday.

     If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, First Investors Life may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is not less than $2,000 but the variable annuity payments provided for would be or become less than $20, First Investors Life may change the frequency of annuity payments to such intervals as will result in payments of at least $20.

     ASSUMED INVESTMENT RATE. A 3.5% assumed investment rate is built into the Annuity Tables in the Contract. This is based on First Investors Life's opinion that it is the average result to be expected from a diversified portfolio of common stocks during a relatively stable economy. A higher assumption would mean a higher initial payment but more slowly rising and more rapidly falling subsequent variable annuity payments. A lower assumption would have the opposite effect. If the actual net investment rate of the respective Subaccount is at the annual rate of 3.5%, the variable annuity payments will be level.

     ANNUITY OPTIONS. The Contractowner may, at any time at least 30 days prior to the Annuity Commencement Date upon written notice to First Investors Life at its Executive Office or other designated office, elect to have payments made under any one of the Annuity Options provided in the Contract. If no election is in effect on the Annuity Commencement Date, annuity payments will be made on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

     On the Annuity Commencement Date, First Investors Life shall apply the Accumulated Value, reduced by any applicable premium taxes not previously deducted, to provide the Basic Annuity or, if an Annuity Option has been elected, to provide one of the Annuity Options described below.

     The Contracts provide for the six Annuity Options described below:

     Option 1 - LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. If this Option is elected, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

     Option 2a - JOINT AND SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.

     Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the first payment due prior to the death of the survivor.

     Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

     Under  Annuity   Options  2a,  2b  and  2c,  annuity   payments   terminate
automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

     Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if, upon the death of the Annuitant, payments have been made for less than 60, 120 or 240 monthly periods, as elected, payments will be made as follows:

          1. Any guaranteed annuity payments will be continued during the remainder of the selected period to the Beneficiary. The Beneficiary may, at any time, elect to have the present value of the guaranteed number of annuity payments computed in the manner specified in (2) below, paid in a lump sum.

          2. If a Beneficiary receiving annuity payments under this Option dies after the death of the Annuitant, the present value, computed as of the Valuation Period in which notice of death of the Beneficiary is received by First Investors Life at its Executive Office or other designated office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which such deceased Beneficiary would have been entitled had the Beneficiary not died, computed at the effective annual interest rate, assumed in determining the Annuity Tables, shall be paid in a lump sum in accordance with the Contract.

     Option 4 - UNIT REFUND LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant. An additional annuity payment will be made to the Beneficiary equal to the Annuity Unit Value of the Subaccount or Subaccounts as of the date that notice of death in writing is received by First Investors Life at its Executive Office or other designated office, multiplied by the excess, if any, of (a) over (b) where (a) is the Net Accumulated Value allocated to each Subaccount and applied under the option at the Annuity Commencement Date, divided by the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of the number of Annuity Units applicable under the Subaccount represented by each annuity payment and the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

     ALLOCATION OF ANNUITY. The Contractowner may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, no transfers or redemptions are allowed. Such elections must be made in writing to First Investors Life at its Executive Office or other designated office, at least 30 days prior to the Annuity Commencement Date. In the absence of an election, annuity payments will be made on a variable basis only under Annuity Option 3 above, Life Annuity with 120 monthly payments guaranteed, which is the Basic Annuity.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD

     If the Annuitant dies prior to the Annuity Commencement Date, First Investors Life will pay a Death Benefit to the Beneficiary designated by the Contractowner upon receipt of a death certificate or similar proof of the death of the Annuitant. The value of the Death Benefit will be determined as of the Valuation Date on or next following the date on which written notice of death is received by First Investors Life at its Executive Office or other designated office.

     If payment of the Death Benefit under one of the Annuity Options was not elected by the Contractowner prior to the Annuitant's death, the Beneficiary may elect to have the Death Benefit paid in a single sum or applied to provide an annuity under one of the Annuity Options or as otherwise permitted by First Investors Life. If a single sum settlement is requested, the proceeds will be paid within seven days of receipt of such election and due proof of death. If an Annuity Option is desired, election may be made by the Beneficiary during a ninety-day period commencing with the date of receipt of notification of death. If such an election is not made, a single sum settlement will be made to the Beneficiary at the end of such ninety-day period. If any Annuity Option is elected, the Annuity Commencement Date shall be the date specified in the election but no later than ninety days after receipt by First Investors Life of notification of death.

     The amount of the Death Benefit will be the greater of (1) the gross purchase payments (prior to any deductions or charges) made under an Individual Contract less any amount of purchase payments surrendered, or (2) the Accumulated Value.

SURRENDER AND TERMINATION (REDEMPTION) DURING THE ACCUMULATION PERIOD

     A Contractowner may elect, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant, to surrender the Contract for all or any part of the Contractowner's Individual Account. In the event of a termination of the Contract, First Investors Life will, upon due surrender of the Contract at the Executive Office of First Investors Life or other designated office, pay to the Contractowner the Accumulated Value of the Contract. If only a portion of the amount of the Contractowner's Individual Account is requested, the amount so requested shall be deducted from the Subaccount resulting in a corresponding reduction in the number of Accumulation Units credited to the Contractowner in the Subaccount. All Accumulated Values described in this section will be determined as of the end of the Valuation Period during which the written request is received by First Investors Life at its Executive Office or other designated office. First Investors Life may defer any such payment for a period of not more than 7 days. However, First Investors Life may postpone such payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) an emergency, as defined by the rules of the Securities and Exchange Commission, exists during which time the sale of portfolio securities or calculation of securities is not reasonably practicable. For information as to Federal tax consequences resulting from surrenders, see "Federal Income Tax Status." For information as to State premium tax consequences, see "Other Charges" and "Appendix I."

DEATH OF CONTRACTOWNER

     If the Contractowner dies before the entire interest in the Contract has been distributed, the value of the Contract must be distributed to the Beneficiary as provided below so that the Contract qualifies as an annuity under
Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code").

     If  the  death  of  the  Contractowner  occurs  on  or  after  the  Annuity
Commencement Date, the entire interest in the Contract will be distributed at least as rapidly as under the Annuity Option in effect on the date of death.

     If the death of the Contractowner occurs prior to the Annuity Commencement Date, the entire interest in the Contract will be (1) distributed to the Beneficiary within five years, or (2) distributed under an Annuity Option beginning within one year which provides that annuity payments will be made over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, no distributions will be required and the Contract may be continued with the surviving spouse as the new Contractowner. If the Contractowner is also the Annuitant, such spouse shall have the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse shall have the right to become the Contractowner and the Annuitant.

TEN-DAY REVOCATION RIGHT

     A Contractowner may, within ten days from the date the Contract is delivered to the Contractowner, elect to cancel the Contract. First Investors Life will, upon surrender of the Contract, together with a written request for cancellation, at the Executive Office of First Investors Life or other designated office, pay to the Contractowner an amount equal to the Accumulated Value of the Contract on the date of surrender plus the amount of any sales charges deducted from the initial purchase payment. The amount refunded to Contractowners may be more or less than their initial purchase payment depending on the investment results of the designated Subaccount(s).

                            FEDERAL INCOME TAX STATUS

     The Contracts are designed for use (a) by individuals in retirement plans which will not be qualified plans under the provisions of the Code; and (b) in the following retirement plans qualified for special tax treatment under the Code (1) individual retirement annuities and (2) qualified corporate employee pension and profit-sharing plans. In general, a Contract acquired by a person who is not an individual will be treated as one which is not an annuity to the extent of contributions made after February 28, 1986, and any income received by such person under the Contract will accordingly, be includable in gross income on a current basis in accordance with that person's method of accounting. The preceding sentence will not apply to any annuity contract that is (i) acquired by a decedent's estate by reason of the decedent's death, (ii) held under a qualified pension, profit-sharing or stock bonus plan described under Section 401(a) of the Code or an employee annuity program described under Section 403(a) of the Code (or that is purchased by an employer upon the termination of such plan or program and that is held by the employer until all amounts under a Contract are distributed to the employee for whom the Contract was purchased or the employee's beneficiary), (iii) held under an individual retirement plan or an employee annuity program described under Section 403(b) of the Code, or (iv) an immediate annuity (as defined in Section 72(u)(4) of the Code).

     The ultimate effect of Federal income taxes on Accumulated Values, on annuity payments and on the economic benefit to the Contractowner, Annuitant or Beneficiary depends on the tax status of both First Investors Life and the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon First Investors Life's understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current Federal income tax laws or the current interpretations of the Internal Revenue Service. Prospective Contractowners should consult their tax advisors as to the tax consequences of purchasing Contracts.

     First Investors Life is taxed as a life insurance company under the Code. Since Separate Account C is not a separate entity from First Investors Life and its operation forms part of First Investors Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Under existing Federal income tax law, investment income of the Subaccounts of Separate Account C, to the extent that it is applied (after taking into account the mortality risk and expense risk charges) to increase reserves under the Contract, is not taxed and may be compounded through reinvestment without additional tax to First Investors Life to the extent income is so applied. Thus, the Series may realize net investment income and pay dividends and the Subaccounts of Separate Account C may receive and reinvest them on behalf of Contractowners, all without Federal income tax consequences for Separate Account C or the Contractowner.

     Under current interpretations of the Code, the Contractowner is not subject to income tax on increases in the value of the Contractowner's Individual Account until payments are received by the Contractowner under the Contract. Annuity payments received after the Annuity Commencement Date will be taxed to the Contractowner as ordinary income in accordance with Section 72 of the Code. However, that portion of each payment which represents the Contractowner's investment in the Contract, as defined in Section 72, will be excluded from gross income. The investment in the Contract, which is ordinarily the amount of purchase payments made under the Contract with certain adjustments, is divided by the Contractowner's life expectancy or other period for which annuity payments are expected to be made to determine the annual exclusion. Annuity payments received each year in excess of this annual exclusion are taxable as ordinary income as provided in Section 72 of the Code.

     In order that the Contracts be treated as annuities for Federal income tax purposes, Separate Account C must satisfy certain diversification requirements that are generally applicable to regulated investment companies under Subchapter M of the Code. Ownership by the Subaccounts of shares of the Series will not fail the diversification requirements provided that the Series meet such requirements, and all shares of the Series are owned only by the Subaccounts (and similar accounts of First Investors Life or other insurance companies), and access to the Series is available exclusively through the purchase of Contracts (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Series shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of the Series. The Adviser does not intend to sell any Series shares it owns to the general public. It is expected that the Adviser will cause the assets of the Series to be invested in a manner that complies with the asset diversification requirements.

     With respect to withdrawals before the start of annuity payments, the Code currently provides that: (i) withdrawals from an annuity contract are taxable as ordinary income in the year of receipt to the extent that income from investment has been earned, (ii) a loan under, or an assignment or pledge of an annuity contract is treated as a distribution, and (iii) a 10 percent penalty will be assessed on the taxable portion of withdrawals made prior to the taxpayer's attainment of age 59 1/2.

     In determining the amount of any distribution that is includable in gross income, all annuity contracts issued by the same company to the same
Contractowner during any 12-month period will be treated as one annuity contract. Contractowners should consult their tax advisors before purchasing more than one Contract during any 12-month period.

     Under the Code, income tax must generally be withheld from all "designated distributions." A designated distribution includes the taxable portion of any distribution or payment from an annuity. A partial surrender of an annuity contract is considered a distribution subject to withholding.

     The amount of withholding depends on the type of payment: "periodic" or "non-periodic." For a periodic payment (e.g., an annuity payment), unless the recipient files an appropriate withholding certificate, the tax withheld from the taxable portion of the payment is based on a payroll withholding schedule which assumes a married recipient claiming three withholding exemptions. For a non-periodic payment distribution (e.g., a partial surrender of an annuity contract), the tax withheld will generally be 10 percent of the taxable portion of the payment.

     A recipient may elect not to have the withholding rules apply. For periodic payments, an election is effective for the calendar year for which it is made and for each necessary year until amended or modified. For non-periodic distributions, an election is effective only for the distribution for which it is made. Payors must notify recipients of their right to elect to have taxes withheld.

     Insurers are required to report all designated distribution payments to the Internal Revenue Service.

     With respect to the Contracts issued in connection with retirement or deferred compensation plans which do not meet the requirements applicable to tax qualified plans, the tax status of the Annuitant is determined by the provisions of the plan. In general, the Annuitant is not taxed until the Annuitant receives annuity payments. The rules for taxation of payments under non-qualified plans are, in general, similar to those for taxation of payments under a qualified plan; however, the special income averaging treatment available for certain lump sum payments under qualified plans is not available for similar payments under non-qualified plans.

     The Contracts may be purchased in connection with the following types of tax-favored retirement plans: (1) individual retirement annuities and (2) pension and profit-sharing plans of corporations qualified under Section 401(a) or employee annuity programs described in Section 403(a) of the Code. The tax rules applicable to these plans, including restrictions on contributions and benefits, taxation of distribution and any tax penalties, vary according to the type of plan and its terms and conditions. Participants under such plans, as well as Contractowners, Annuitants and Beneficiaries, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. Purchasers of Contracts for use with any qualified plan, as well as plan participants and Beneficiaries, should consult counsel and other competent advisors as to the suitability of the Contracts to their special needs, and as to applicable Code limitations and tax consequences.

     It should be noted that the laws and regulations with respect to the foregoing tax matters are subject to change at any time by Congress and the Treasury Department, respectively, and that the interpretations of such laws and regulations now in effect are subject to change by judicial decision or by the Treasury Department.

                             PERFORMANCE INFORMATION

     From time to time, Separate Account C may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise "average annual total return" and "total return," except "average annual total return" is not shown for the Cash Management Subaccount. The High Yield Subaccount, Investment Grade Subaccount and Government Subaccount may also advertise "yield." The Cash Management Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of a Subaccount. The yield and effective yield figures include the payment of the Mortality and Expense Risk fee of 1.00% but do not include the maximum sales charge of 7.00%.

     Average annual total return and total return calculations measure the net income of a Subaccount plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Subaccount for the period in question. Average annual total return will be quoted for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Subaccount has operated. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Subaccount over the period in question. Total return figures are not annualized and represent the actual percentage change over the period in question. Average annual total return and total return figures will include the deduction of all expenses and fees, including the payment of the maximum sales charge of 7.00% and the payment of the Mortality and Expense Risk fee of 1.00%.

     Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Cash Management Subaccount) expressed as a percentage of the value of the Subaccount's
Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one-year period which is compounded on a semi-annual basis. The effective yield for the Cash Management Subaccount is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Securities and Exchange Commission. The Cash Management Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

     For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

                                TABLE OF CONTENTS
                         OF THE STATEMENT OF ADDITIONAL
                                   INFORMATION
  Item                                                                    Page
--------                                                                  ----
General Description......................................................   2
Services.................................................................   2
Purchase of Securities...................................................   4
Deduction Table..........................................................   4
Annuity Payments.........................................................   5
Other Information........................................................   6
Performance Information..................................................   6
Relevance of Financial Statements........................................  10
Appendices...............................................................  11
Financial Statements.....................................................  16


                                   APPENDIX I

                             STATE AND LOCAL TAXES*

Alabama ...............................................................  1.00%
Alaska ................................................................   --
Arizona ...............................................................   --
Arkansas ..............................................................   --
California ............................................................  2.35
Colorado ..............................................................   --
Connecticut ...........................................................   --
Delaware ..............................................................   --
District of Columbia ..................................................  2.25
Florida ...............................................................   --
Georgia ...............................................................   --
Illinois ..............................................................   --
Indiana ...............................................................   --
Iowa ..................................................................   --
Kentucky ..............................................................  2.00
Louisiana .............................................................   --
Maryland ..............................................................   --
Massachusetts .........................................................   --
Michigan ..............................................................   --
Minnesota .............................................................   --
Mississippi ...........................................................  2.00
Missouri ..............................................................   --
Nebraska ..............................................................   --
New Jersey ............................................................   --
New Mexico ............................................................   --
New York ..............................................................   --
North Carolina ........................................................  1.875
Ohio ..................................................................   --
Oklahoma ..............................................................   --
Oregon ................................................................   --
Pennsylvania ..........................................................  2.00
Rhode Island ..........................................................   --
South Carolina ........................................................   --
Tennessee .............................................................   --
Texas .................................................................   --
Utah ..................................................................   --
Virginia ..............................................................   --
Washington ............................................................   --
West Virginia .........................................................  1.00
Wyoming ...............................................................  1.00

----------

Note: The foregoing rates are subject to amendment by legislation and the applicability of the stated rates may be subject to administrative interpretation.

      * Includes local annuity premium taxation.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Glossary of Special Terms .................................................    2
Fee Table .................................................................    3
Condensed Financial Information ...........................................    4
General Description .......................................................    5
Purchases, Deductions, Charges and Expenses ...............................   10
Variable Annuity Contracts ................................................   12
Federal Income Tax Status .................................................   16
Performance Information ...................................................   19
Table of Contents of the
   Statement of Additional Information ....................................   20
Appendix I - State and Local Taxes ........................................   20




                                                                        LIFE 327

FIRST INVESTORS
LIFE SERIES FUND
--------------------------------------------------------------------------------




Blue Chip Series
Cash Management Series
Discovery Series
Government Series
Growth Series
High Yield Series
International Securities Series
Investment Grade Series
Target Maturity 2007 Series
Utilities Income Series




Prospectus
--------------------------------------------------------------------------------


May 1, 1995




[LOGO] First Investors

First Investors Life Series Fund

95 Wall Street, New York, New York 10005/(212) 858-8200

         This is a Prospectus for First Investors Life Series Fund ("Life Series Fund"), an open-end, diversified management investment company. The Fund offers ten separate investment series, each of which has different investment objectives and policies: Blue Chip Fund, Cash Management Fund, Discovery Fund, Government Fund, Growth Fund, High Yield Fund, International Securities Fund, Investment Grade Fund, Target Maturity 2007 Fund and Utilities Income Fund (each, a Fund, and collectively, "Funds"). Each Fund's investment objectives are listed on the inside cover.

         Investments in a Fund are made through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Separate Account B and Separate Account C ("Separate Accounts") pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Investments in the Fund are used to fund benefits under the Policies and Contracts. Target Maturity 2007 Fund is only offered to Contractowners of Separate Account C.

         An investment in Life Series Fund, including Cash Management Fund, is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Cash Management Fund will be able to maintain a stable net asset value of $1.00 per share. Investments by the High Yield Fund in high-yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those that would result from investment in higher-rated securities. See "High Yield Securities--Risk Factors."


         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds. A Statement of Additional Information ("SAI"), dated October 13, 1995 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.



                 The date of this Prospectus is October 13, 1995

         The investment objectives of each Fund of Life Series Fund offered by this Prospectus are as follows:

         Blue Chip Fund. The investment objective of the Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of larger, well-capitalized companies with high potential earnings growth that have shown a history of dividend payments, commonly known as "Blue Chip" companies.

         Cash Management Fund. The objective of the Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments.

         Discovery Fund. The investment objective of the Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

         Government Fund. The investment objective of the Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities.

         Growth Fund. The investment objective of the Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

         High Yield Fund. The primary objective of the Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities, commonly referred to as "junk bonds" ("High Yield Securities").

         International Securities Fund. The primary objective of the Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

         Investment Grade Fund. The investment objective of the Fund is to seek a maximum level of income consistent with investment in investment grade debt securities.

         Target Maturity 2007 Fund. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities. The Fund intends to terminate in the year 2007. As a result of the volatile nature of the market for zero coupon securities, the value of Fund shares prior to the Fund's maturity may fluctuate significantly in price. Thus, to achieve a predictable return, investors should hold their investments in the Fund until the Fund liquidates since the Fund's value changes daily with market conditions. Accordingly, any investor who redeems his or her shares prior to the Fund's maturity is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.


         Utilities Income Fund. The primary investment objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

         There can be no assurance that any Fund will achieve its investment objectives. See "Investment Objectives and Policies" for a detailed description of each Fund's investment objectives and policies.

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. The table below has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Statement of Additional Information ("SAI"). This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PER SHARE DATA
                       -------------------------------------------------------------------------------------------------------------
                                         Income from Investment Operations    Less Distributions from
                                       -------------------------------------- -----------------------
                                                    Net Realized
                       Net Asset Value     Net     and Unrealized  Total from       Net        Net
                         Beginning of  Investment    Gain(Loss)    Investment   Investment   Realized     Total      Net Asset Value
                           Period        Income    on Investments  Operations     Income      Gains   Distributions    End of Period
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip
---------
3/8/90* to 12/31/90 .....  $ 10.00        $ .07        $ (.02)      $  .05       $  --        $ --       $  --          $ 10.05
1991 ....................    10.05          .12          2.50         2.62         .05          --         .05            12.62
1992 ....................    12.62          .16           .67          .83         .21          --         .21            13.24
1993 ....................    13.24          .15           .97         1.12         .15          --         .15            14.21
1994 ....................    14.21          .18          (.39)        (.21)        .08         .17         .25            13.75
1/1/95 to 6/30/95 .......    13.75          .13          2.20         2.33         .19         .95        1.14            14.94
Cash Management
---------------
1990 ....................     1.00          .072         --            .072        .072         --         .072            1.00
1991 ....................     1.00          .054         --            .054        .054         --         .054            1.00
1992 ....................     1.00          .029         --            .029        .029         --         .029            1.00
1993 ....................     1.00          .027         --            .027        .027         --         .027            1.00
1994 ....................     1.00          .037         --            .037        .037         --         .037            1.00
1/1/95 to 6/30/95 .......     1.00          .027         --            .027        .027         --         .027            1.00
Discovery
---------
1990 ....................    12.40          .14          (.78)        (.64)        .15         .90         1.05           10.71
1991 ....................    10.71          .07          5.42         5.49         .18          --          .18           16.02
1992 ....................    16.02           --          2.51         2.51         .03         .15          .18           18.35
1993 ....................    18.35           --          3.92         3.92          --         .91          .91           21.36
1994 ....................    21.36          .06          (.62)        (.56)         --         .94          .94           19.86
1/1/95 to 6/30/95 .......    19.86          .05          2.78         2.83         .06        1.26         1.32           21.37
Government
----------
1/7/92* to 12/31/92 .....    10.00          .47           .51          .98         .33          --          .33           10.65
1993 ....................    10.65          .64          (.02)         .66         .70         .19          .89           10.42
1994 ....................    10.42          .79         (1.21)        (.42)        .25         .05          .30            9.70
1/1/95 to 6/30/95 .......     9.70          .32           .57          .89         .62          --          .62            9.97


----------------
*    Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through June 30, 1995.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a)  Annualized


------------------------------------------------------------------------------------------------------------------------------------
                                                      RATIOS/SUPPLEMENTAL DATA
                       -------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net Assets
                                                         Ratio to Average Net Assets+   Before Expenses Waived or Assumed
                                          Net Assets     ----------------------------   ---------------------------------  Portfolio
                           Total        End of Period                  Net Investment                   Net Investment     Turnover
                         Return++(%)    (in thousands)     Expenses+(%)   Income(%)       Expenses(%)       Income(%)       Rate(%)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip
---------
3/8/90* to 12/31/90 .....    .61(a)        $  3,656           --            2.95(a)         1.92(a)          1.03(a)          15
1991 ....................  26.17             13,142         1.00            1.88            1.55             1.34             21
1992 ....................   6.67             23,765          .79            1.66             .86             1.60             40
1993 ....................   8.51             34,030          .88            1.27             N/A              N/A             37
1994 ....................  (1.45)            41,424          .88            1.49             N/A              N/A             82
1/1/95 to 6/30/95 .......  17.90             52,232          .85(a)         2.10(a)          N/A              N/A             10
Cash Management
---------------
1990 ....................   7.49              8,203          .39            6.90            1.15             6.15             N/A
1991 ....................   5.71              9,719          .57            5.39             .93             5.03             N/A
1992 ....................   3.02              8,341          .79            2.99             .98             2.81             N/A
1993 ....................   2.70              4,243          .60            2.67            1.05             2.22             N/A
1994 ....................   3.77              3,929          .60            3.69            1.04             3.25             N/A
1/1/95 to 6/30/95 .......   2.73              4,082          .59(a)         5.40(a)         1.04(a)          4.95(a)          N/A
Discovery
---------
1990 ....................  (5.47)               960           --            2.97            2.68              .28            104
1991 ....................  51.73              4,661          .70             .48            1.49             (.31)            93
1992 ....................  15.74             10,527          .91             .02            1.05             (.12)            91
1993 ....................  22.20             21,221          .87            (.03)            N/A              N/A             69
1994 ....................  (2.53)            30,244          .88             .36             N/A              N/A             53
1/1/95 to 6/30/95 .......  15.01             39,099          .85(a)          .62(a)          N/A              N/A             31
Government
----------
1/7/92* to 12/31/92 .....   9.95(a)           5,064          .03(a)         6.64(a)          .89(a)          5.79(a)         301
1993 ....................   6.35              8,234          .35            6.60             .84             6.11            525
1994 ....................  (4.10)             7,878          .35            6.74             .90             6.19            457
1/1/95 to 6/30/95 .......   9.58              9,121          .35(a)         6.98(a)          .91(a)          6.42(a)         106


------------------------------------------------------------------------------------------------------------------------------------
                                                              PER SHARE DATA
                         -----------------------------------------------------------------------------------------------------------
                                          Income from Investment Operations    Less Distributions from
                                          ---------------------------------    -----------------------
                                                    Net Realized
                         Net Asset Value   Net     and Unrealized   Total from       Net         Net
                          Beginning of  Investment   Gain(Loss)     Investment    Investment  Realized     Total        Asset Value
                            Period       Income    on Investments   Operations     Income       Gains   Distributions  End of Period
------------------------------------------------------------------------------------------------------------------------------------
Growth
------
1990......................  $13.02        $.16        $(.55)          $(.39)        $.06        $ --      $ .06           $12.57
1991......................   12.57         .17         4.15            4.32          .18          --        .18            16.71
1992......................   16.71         .08         1.41            1.49          .18        1.38       1.56            16.64
1993......................   16.64         .07          .93            1.00          .09         .10        .19            17.45
1994......................   17.45         .09         (.60)           (.51)          --         .21        .21            16.73
1/1/95 to 6/30/95.........   16.73         .09         2.45            2.54          .09         .29        .38            18.89
High Yield
----------
1990......................   10.71        1.08        (1.79)           (.71)         .83          --        .83             9.17
1991......................    9.17        1.16         1.66            2.82         1.18          --       1.18            10.81
1992......................   10.81        1.11          .21            1.32         1.69          --       1.69            10.44
1993......................   10.44         .96          .88            1.84         1.12          --       1.12            11.16
1994......................   11.16         .87        (1.14)           (.27)         .31          --        .31            10.58
1/1/95 to 6/30/95.........   10.58         .50          .64            1.14          .96          --        .96            10.76
International Securities
------------------------
4/16/90* to 12/31/90......   10.00         .03          .34             .37           --          --         --            10.37
1991......................   10.37         .09         1.49            1.58          .03         .05        .08            11.87
1992......................   11.87         .15         (.28)           (.13)         .15         .22        .37            11.37
1993......................   11.37         .10         2.41            2.51          .14          --        .14            13.74
1994......................   13.74         .14         (.32)           (.18)         .05          --        .05            13.51
1/1/95 to 6/30/95.........   13.51         .14          .88            1.02          .12         .25        .37            14.16
Investment Grade
----------------
1/7/92* to 12/31/92.......   10.00         .43          .44             .87          .34          --        .34            10.53
1993......................   10.53         .65          .49            1.14          .71         .01        .72            10.95
1994......................   10.95         .67        (1.06)           (.39)         .16         .09        .25            10.31
1/1/95 to 6/30/95.........   10.31         .34          .86            1.20          .53          --        .53            10.98
Utilities Income
----------------
11/15/93* to 12/31/93.....   10.00         .01         (.07)           (.06)          --          --         --             9.94
1994......................    9.94         .24         (.96)           (.72)         .03          --        .03             9.19
1/1/95 to 6/30/95.........    9.19         .14         0.89            1.03          .19          --        .19            10.03


----------------
*    Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through June 30, 1995.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a)  Annualized


------------------------------------------------------------------------------------------------------------------------------------
                                                      RATIOS/SUPPLEMENTAL DATA
                       -------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net Assets
                                                         Ratio to Average Net Assets+   Before Expenses Waived or Assumed
                                          Net Assets     ----------------------------   ---------------------------------  Portfolio
                           Total        End of Period                  Net Investment                   Net Investment     Turnover
                         Return++(%)    (in thousands)     Expenses+(%)   Income(%)       Expenses(%)       Income(%)       Rate(%)
------------------------------------------------------------------------------------------------------------------------------------
Growth
------
1990...................... (2.99)           2,366            --            3.03            1.64             1.40             28
1991...................... 34.68            7,743           .69            1.21            1.34              .55            148
1992......................  9.78           16,385           .76             .75            1.20              .30             45
1993......................  6.00           25,658           .91             .43             N/A              N/A             51
1994...................... (2.87)          32,797           .90             .60             N/A              N/A             40
1/1/95 to 6/30/95......... 15.46           41,232           .89(a)         1.09(a)          N/A              N/A             30
High Yield
----------
1990...................... (5.77)          18,331            --           13.21             .91            12.30             35
1991...................... 33.96           23,634           .53           11.95             .89            11.60             40
1992...................... 13.15           24,540           .91           10.48             .96            10.43             84
1993...................... 18.16           30,593           .91            9.49             N/A              N/A             96
1994...................... (1.56)          32,285           .88            9.43             N/A              N/A             50
1/1/95 to 6/30/95......... 11.44           37,132           .85(a)        10.12(a)          N/A              N/A             34
International Securities
------------------------
4/16/90* to 12/31/90......  5.21(a)         3,946            --             .99(a)         3.43(a)         (2.43)(a)         29
1991...................... 15.24            8,653          1.70             .75            2.27              .18             70
1992...................... (1.13)          12,246          1.03            1.55            1.38             1.20             36
1993...................... 22.17           21,009          1.14             .97             N/A              N/A             37
1994...................... (1.29)          31,308          1.03            1.22             N/A              N/A             36
1/1/95 to 6/30/95.........  7.88           34,358          1.01(a)         2.09(a)          N/A              N/A             20
Investment Grade
----------------
1/7/92* to 12/31/92.......  8.91(a)         4,707           .23(a)         6.16(a)          .93(a)          5.46(a)          72
1993...................... 10.93           10,210           .35            6.32             .85             5.82             64
1994...................... (3.53)          11,602           .37            6.61             .92             6.06             15
1/1/95 to 6/30/95......... 12.04           13,543           .50(a)         6.78(a)          .90(a)          6.38(a)          19
Utilities Income
----------------
11/15/93* to 12/31/93..... (4.66)(a)          494            --            1.46(a)         3.99(a)         (2.52)(a)          0
1994...................... (7.24)           4,720           .17            4.13             .95             3.35             31
1/1/95 to 6/30/95......... 11.29            8,647           .34(a)         4.50(a)          .85(a)          3.99(a)           9

                            Target Maturity 2007 Fund
                        April 25, 1995 to August 31, 1995
                                   (Unaudited)


Per Share Data

Net Asset Value, Beginning of Period ........................      $   10.00
                                                                   ---------

Income from Investment Operations
    Net investment income ...................................            .09
    Net realized and unrealized gain on investments .........            .92
                                                                   ---------

       Total from Investment Operations .....................           1.01
                                                                   ---------

Net Asset Value, End of Period ..............................      $   11.01
                                                                   =========


Total Return++ ..............................................          28.80%(a)

Ratio/Supplemental Data

Net Assets, End of Period (in thousands) ....................      $   5,467

Ratios to Average Net Assets:
    Expenses ................................................             --
    Net Investment Income ...................................           5.39(a)

Ratio to Average Net Assets Before
    Expenses Waived
    Expenses ................................................            .75%(a)
    Net Investment Income ...................................           4.64%(a)

Portfolio Turnover Rate .....................................              5%



+ All expenses have been waived or assumed by the investment adviser from commencement of operations through August 31, 1995.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a)   Annualized

                       INVESTMENT OBJECTIVES AND POLICIES

Blue Chip Fund

      Blue Chip Fund seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities.

      The Fund defines Blue Chip companies as those companies that have a market capitalization of at least $300 million, are dividend paying and are included in the S&P 500. Market capitalization is the total market value of a company's outstanding common stock. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are American Telephone & Telegraph, General Electric, Pepsico Inc. and Bristol-Myers Squibb.


      The fixed income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), including mortgage-backed securities, and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 5% of its net assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.


Cash Management Fund

      Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund generally can invest only in securities that mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

      Cash Management Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. See Appendix A to the SAI for a description of commercial paper ratings and Appendix B to the SAI for a description of municipal note ratings. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation.

      Cash Management Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). Floating and variable rate demand notes and bonds permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The
Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

      Cash Management Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by Life Series Fund's Board of Trustees, and (2) are either (a) rated in one of the top two rating categories by at least two nationally recognized statistical ratings organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating. If only one NRSRO has rated a security, or it is unrated, the acquisition of that security must be approved or ratified by Life Series Fund's Board of Trustees. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

Discovery Fund

      Discovery Fund seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.


      The Fund seeks to invest in the common stock of companies that are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Adviser currently considers to be market capitalization of up to $1.5 billion, but which could be higher under certain market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.


      Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Thus, the investment risk is higher than that normally associated with larger, older or better-known companies.

      Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

      The Fund may invest up to 10% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities--Risk Factors" and "American Depository Receipts and Global Depository Receipts."

      The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and may make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper, certificates of deposit and bankers' acceptances. See the SAI for more information regarding these securities.

Government Fund


      Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations, including mortgage-backed securities. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities-Risk Factors," below.

      The Fund may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System and the Federal Home Loan Bank (each of which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority, and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet its obligations); the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund normally reinvests principal payments (whether regular or pre-paid) in additional mortgage-backed securities. See "Mortgage-Backed Securities," below.

      The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See the SAI for a further discussion of these securities.


      For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations. See the SAI for a description of these securities.

Growth Fund


      The investment objective of Growth Fund is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may also invest in ADRs and Global Depository Receipts ("GDRs"), purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests. See the SAI for a description of these securities.


High Yield Fund

      High Yield Fund primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities--Risk Factors" and "Deep Discount Securities."


      The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in foreign currency. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest in securities on a "when issued" or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information concerning these securities.


      The Fund may invest up to 35% of its total assets in securities other than High Yield Securities, including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below.


      The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

      Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding basis for Federal income tax purposes or to seek capital appreciation.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      The dollar weighted average of credit ratings of all bonds held by the Fund during the 1994 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1994 fiscal year and is not necessarily representative of the Fund as of the end of its 1994 fiscal year, the current fiscal year or at any other time in the future.

                                                         Comparable Quality of
                                                         Unrated Securities to
                          Rated by Moody's              Bonds Rated by Moody's
                          ----------------              ----------------------
        Baa                     1.07%                                  0%
        Ba                     12.74                                1.72
        B                      67.88                                2.31
        Caa                     4.82                                0.98
        Ca                      0.10                                   0
                               -----                                ----
        Total                  86.61%                               5.01%


International Securities Fund


      International Securities Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Trustees, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S.
currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities--Risk Factors". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.


      The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange.

      The Fund may invest in warrants, which may or may not be listed on a recognized United States or foreign exchange. The Fund also may enter into repurchase agreements, purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See the SAI for further information concerning these securities.

Investment Grade Fund

      Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations, including mortgage-related securities, dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may purchase securities on a when-issued basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

      The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded), or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.


      For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI.


Target Maturity 2007 Fund

      Target Maturity 2007 Fund seeks to provide a predictable compounded investment for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government and its agencies and instrumentalities or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. These investments will mature no later than December 31, 2007 (the "Maturity Date"). On the Maturity Date, the Fund will be converted to cash and distributed or reinvested in another Fund of Life Series Fund at the investor's choice.

      The Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and distributions, exceeds their original investment in the Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, their entire return, which consists of the accretion of the discount, comes from the difference between their issue price and their maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently.
See "Zero Coupon Securities-Risk Factors."

      A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

      The Fund primarily  will purchase  three types of zero coupon  securities:
(1) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of federal agencies and instrumentalities either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding bond.


      The Fund may invest up to 35% of its total assets in the following instruments: interest-bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including zero coupon securities maturing beyond 2007; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. The Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. See Appendix A for a description of corporate bond ratings. The Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and purchase securities on a when-issued basis. See the SAI for more information regarding these types of investments.

Utilities Income Fund

      The primary investment objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

      The utility companies in which the Fund will invest include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

      Utility stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries--Risk Factors."

      The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utility companies; U.S. Government Obligations; mortgage-backed securities; cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities. The Fund may invest up to 5% of its net assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See the SAI for a description of these securities.

      General. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objectives.

Description of Certain Securities, Other Investment Policies and Risk Factors


      American Depository Receipts and Global Depository Receipts. International Securities Fund, Growth Fund, Utilities Income Fund and Discovery Fund may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. International Securities Fund and Growth Fund may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. ADRs and GDRs are considered to be foreign securities by International Securities Fund, Growth Fund, Utilities Income Fund and Discovery Fund, as appropriate. See "Foreign Securities--Risk Factors."


      Bankers' Acceptances. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      Commercial Paper. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

      Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

      Debt Securities--Risk Factors. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      Deep Discount Securities. High Yield Fund may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities--Risk Factors."

      Eurodollar Certificates of Deposit. Cash Management Fund may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

      Foreign Securities--Risk Factors. International Securities Fund, Growth Fund and Discovery Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Because a Fund does not intend to hedge their foreign investments, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

      International Securities Fund's and Discovery Fund's investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      High Yield Securities--Risk Factors. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

           Effect of Interest Rate and Economic  Changes.  High Yield Securities
rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.


           The High Yield Securities Market. The market for below investment grade bonds expanded rapidly in the 1980's, and its growth paralleled a long economic expansion. During that period, the yields on below investment grade bonds were very high. Such higher yields did not reflect the value of the income stream that holders of such bonds expected, but rather the risk that holders of such bonds could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. In fact, from 1989 to 1991 during a period of economic recession, the percentage of lower quality securities that defaulted rose significantly, although the default rate decreased in subsequent years. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.


           Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. High Yield Fund may invest in securities rated D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

          Liquidity and Valuation.Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

           Legislation. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.


      Mortgage-Backed Securities

           Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.


           GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government.

           Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include Multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which Government Fund may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

           Stripped Mortgage-Backed Securities. Government Fund and Target Maturity 2007 Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


      Risks of Mortgage-Backed Securities. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities. CMOs and SMBS involve similar risks, although they may be more volatile. In addition, because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.


      Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      Restricted and Illiquid Securities. Each Fund, other than Cash Management Fund, may invest up to 15% of its net assets in illiquid securities. Cash Management Fund may invest up to 10% of its net assets in illiquid securities. These securities include (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, which Life Series Fund's Board of Trustees or the Adviser or the Subadviser has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

       Under current guidelines of the staff of the SEC, interest-only and principal-only classes of fixed-rate mortgage-backed securities in which Government Fund may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by Life Series Fund's Board of Trustees. Government Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

      Time Deposits. Cash Management Fund may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits which may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      Utilities Industry-Risk Factors. Stocks of utilities companies generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock market in general, as well as factors specific to public utilities companies.

      Many utility companies, especially electric and gas and other energy-related utility companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital.

      Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies in competition with utilities companies.

      Because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

      Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as the Utilities Income Fund, to realize any value from the assets of the company upon liquidation or bankruptcy.

      Variable Rate and Floating Rate Notes. Cash Management Fund may invest in variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. See the SAI for more information on these securities.

      Zero Coupon and Pay-In-Kind Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      Zero Coupon Securities-Risk Factors. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the Target Maturity 2007 Fund may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

      Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of the Target Maturity 2007 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, the Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose the Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by Life Series Fund's Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.


      Portfolio Turnover. The decline in interest rates in 1993 and 1994 had an impact on the mortgage-backed securities market, where a large volume of prepayments of mortgages occurred. As a result of these prepayments, among other things, Government Fund liquidated many of its positions in premium mortgage-backed securities. This resulted in a portfolio turnover rate for the fiscal years ended 1993 and 1994 of 525% and 457%, respectively. A high rate of portfolio turnover generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. The Target Maturity 2007 Fund currently does not expect its annual rate of portfolio turnover to exceed 100%. See the SAI for the other Funds' portfolio turnover rate and for more information on portfolio turnover.


                                HOW TO BUY SHARES

      Investments in a Fund are made through purchases of the Policies or the Contracts offered by First Investors Life. Policy premiums, net of certain expenses, are paid into a unit investment trust, Separate Account B. Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, Separate Account C. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Orders for the purchase of Fund shares received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 P.M. (New York City time), on any business day the NYSE is open for trading, will be processed and shares will be purchased at the net asset value determined at the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value determined at the close of regular trading on the NYSE on the next trading day. See "Determination of Net Asset Value."

                              HOW TO REDEEM SHARES

      Shares of a Fund may be redeemed at the direction of Policyowners or Contractowners, in accordance with the terms of the Policies or Contracts. Redemptions will be made at the next determined net asset value of the respective Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, Life Series Fund's Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekends and holidays,
(b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by a Fund is not reasonably practicable.

                                   MANAGEMENT

      Board of Trustees. Life Series Fund's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

      Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, except for International Securities Fund and Growth Fund, determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Transfer Agent. Mr. Glenn O. Head (or members of his family) and Mrs. Julie W. Grayson (as executrix of the estate of her deceased husband, David D. Grayson) each control more than 25% of the voting stock of FICC and, therefore, jointly control the Adviser.

      As compensation for its services, the Adviser receives an annual fee from each Fund, which is payable monthly. For the fiscal year ended December 31, 1994, the advisory fees were 0.75% of average daily net assets for each of Blue Chip Fund, Discovery Fund, Growth Fund, High Yield Fund and International Securities Fund, 0.35% of average daily net assets, net of waiver, for each of Government Fund and Investment Grade Fund, 0.31% of average daily net assets, net of waiver, for Cash Management Fund and 0.17% average daily net assets, net of waiver, for Utilities Income Fund. As compensation for its services, the Adviser receives a fee from Target Maturity 2007 Fund at the rate of 0.75% of the average daily net assets of that Fund.

      Each Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      Subadviser. Wellington Management Company has been retained by the Adviser and Life Series Fund, on behalf of International Securities Fund and Growth Fund, as each of those Fund's investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.


      WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts general partnership of which Robert W. Doran, Duncan M. McFarland and John B. Neff are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of June 30, 1995, WMC held investment management authority with respect to approximately $96.0 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 110 registered investment companies or series of such companies, with net assets of approximately $67.2 billion as of June 30, 1995. WMC is not affiliated with the Adviser or any of its affiliates.


      Portfolio Managers. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the Blue Chip Fund since October 1994 and Discovery Fund since 1988. Ms. Poitra is assisted by a team of portfolio analysts. Ms. Poitra has been responsible for the management of the Special Situations Series, the Blue Chip Fund and the small capitalization equity portion of Total Return Series, all series of First Investors Series Fund. Ms. Poitra also is responsible for the management of the Blue Chip Fund of Executive Investors Trust and the Made In The U.S.A. Fund of First Investors Series Fund II, Inc. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

      George V. Ganter has been Portfolio Manager for High Yield Fund since 1989. Mr. Ganter joined FIMCO in 1985 as a Senior Analyst. In 1986, he became Portfolio Manager for First Investors Special Bond Fund, Inc. In 1989, he became Portfolio Manager for First Investors High Yield Fund, Inc. and Executive Investors High Yield Fund.

      Margaret R. Haggerty is Portfolio Manager for Utilities Income Fund. Ms. Haggerty joined FIMCO in 1990 as an analyst for several First Investors equity funds. In addition, she monitored the management of several First Investors funds for which WMC was the subadviser. In early 1993, she became Portfolio Manager for First Investors Utilities Income Fund of First Investors Series Fund II, Inc.

      Nancy Jones has been Portfolio Manager for Investment Grade Fund since its inception in 1992 and Cash Management Fund since 1989. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department. In 1989, she became Portfolio Manager for First Investors Fund For Income, Inc. Ms. Jones has been Portfolio Manager for Investment Grade Fund of First Investors Series Fund since its inception in 1991 and has managed the fixed income corporate securities portion of Total Return Series of First Investors Series Fund since 1992.

      Since  August  1995,  WMC's  Growth  Investment  Team,  a group of  equity
portfolio   managers   and  senior   investment   professionals,   has   assumed
responsibility for managing the Growth Fund.

      Since April 1995, John Tomasulo has been primarily responsible for the day-to-day management of the Government Fund and the Target Maturity 2007 Fund. Mr. Tomasulo is also responsible for the management of the First Investors Government Fund, Inc. and for the U.S. Government and mortgage-backed securities portion of the Total Return Series of First Investors Series Fund. Prior to joining FIMCO, Mr. Tomasulo was affiliated with Seligman & Co. since 1987 where he assisted in the management of a U.S. government fund and individual accounts and had primary responsibility for three money market funds.

      Since April 1, 1994, International Securities Fund is managed by WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstead. Prior to joining WMC as a portfolio manager in 1993, Mr. Skramstead was a global portfolio manager at Scudder, Stevens & Clark since 1990.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as Life Series Fund's Board of Trustees deems necessary by dividing the value of the securities held by a Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The investments in Cash Management Fund, when purchased at a discount, are valued at amortized cost and when purchased at face value, are valued at cost plus accrued interest.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      For the purposes of determining dividends, the net investment income of each Fund, other than Cash Management Fund, consists of interest and dividends, earned discount and other income earned on portfolio securities less expenses. Net investment income of Cash Management Fund consists of (i) accrued interest, plus or minus (ii) all realized and unrealized gains and losses on the Fund's securities, less (iii) accrued expenses. Dividends from net investment income are generally declared and paid annually by each Fund, other than Cash Management Fund. Dividends from net investment income are generally declared daily and paid monthly by Cash Management Fund. Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, after deducting any available capital loss carryovers, are declared and paid annually by each Fund, other than Cash Management Fund, which does not anticipate realizing any such gain. International Securities Fund and High Yield Fund also distribute any net realized gains from foreign currency transactions with their annual distribution. All dividends and other distributions are paid in shares of the distributing Fund at net asset value (without sales charge), generally determined as of the close of business on the business day immediately following the record date of such distribution.

                                      TAXES


      Each Fund has qualified, or intends to qualify, for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for International Securities Fund and High Yield Fund, net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.


      Shares of the Funds are offered only to the Separate Accounts, which are insurance company separate accounts that fund variable annuity and variable life insurance contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity (or variable life insurance) contracts. Please refer to "Federal Income Tax Status" in the Prospectuses of Separate Accounts B and C for information as to the tax status of those accounts and the holders of the Contracts or Policies.

      Each Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the Investment Company Act of 1940, as amended, and Subchapter M of the Code, place certain limitations on the assets of Separate Accounts B and C -- and of a Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of Separate Accounts B and C -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contract holders and Policyowners other than as described in the Prospectuses of Separate Accounts B and C.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion.
Shareholders are urged to consult their tax advisers.

                               GENERAL INFORMATION

      Organization. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into ten separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

      Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the International Securities Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the International Securities Fund and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

      Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

      Performance. Performance information is contained in Life Series Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200.

      Shareholder Inquiries. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.

      Annual and Semi-Annual Reports to Shareholders. It is Life Series Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. Life Series Fund will ensure that an additional copy of such reports are sent to any shareholder who subsequently changes his or her mailing address.


                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS


STANDARD & POOR'S


      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

     1.   Likelihood of  default-capacity  and  willingness of the obligor
          as  to  the  timely   payment  of  interest  and   repayment  of
          principal  in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.



MOODY'S INVESTORS SERVICE, INC.


     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Financial Highlights ......................................................    4
Investment Objectives and Policies ........................................    9
How to Buy Shares .........................................................   27
How to Redeem Shares ......................................................   27
Management ................................................................   28
Determination of Net Asset Value ..........................................   30
Dividends and Other Distributions .........................................   30
Taxes .....................................................................   30
General Information .......................................................   31
Appendix A ................................................................   32



Investment Adviser                                Custodians
First Investors Management                        The Bank of New York
  Company, Inc.                                   48 Wall Street
95 Wall Street                                    New York, NY  10286
New York, NY  10005
                                                  Brown Brothers
Subadviser                                           Harriman & Co.
Wellington Management                             40 Water Street
  Company                                         Boston, MA  02109
75 State Street
Boston, MA  02109                                 Auditors
                                                  Tait, Weller & Baker
Transfer Agent                                    Two Penn Center Plaza
Administrative Data                               Philadelphia, PA  19102-1707
  Management Corp.
581 Main Street                                   Legal Counsel
Woodbridge, NJ  07095-1198                        Kirkpatrick & Lockhart LLP
                                                  1800 M Street, N.W.
                                                  Washington, D.C.  20036








No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by the Fund or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NEW YORK 10005




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